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                                                                      EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS




Alliant Techsystems Inc.:

We consent to the incorporation by reference in Registration Statements No. 33-36981, No. 33-48851, No. 33-91138, No. 33-91196, No. 333-33305, No.
333-38775, No. 333-60665 and No. 333-84445 of our report dated May 9, 2001, appearing in this Annual Report on Form 10-K of Alliant Techsystems Inc. for the year ended March 31, 2001.


/s/  Deloitte & Touche LLP

Minneapolis, Minnesota
June 19, 2001